                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting  Material  Pursuant to 240.14a-11(c) or 240.14a-12

                              Michaels Stores, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                             MICHAELS STORES, INC.
                                P.O. BOX 619566
                             DFW, TEXAS 75261-9566

                                                                October 23, 1996

Dear Shareholder:

    You are cordially invited to attend the Annual Meeting of Shareholders (the"Meeting") of Michaels Stores, Inc. (the "Company") to be held at the San Antonio Airport Hilton and Conference Center, 611 N.W. Loop 410, San Antonio, Texas on Friday, December 6, 1996, at 10:00 a.m. central standard time. The Meeting will be followed by a brief tour of the Company's new prototype store.

    The attached Notice of Annual Meeting and Proxy Statement fully describe the formal business to be transacted at the Meeting, which includes the election of three directors of the Company.

    Directors and officers of the Company will be present to help host the Meeting and to respond to any questions that you may have. I hope that you will be able to attend.

    The Company's Board of Directors believes that a favorable vote on each of the matters to be considered at the Meeting is in the best interest of the Company and its shareholders and unanimously recommends a vote "FOR" each such matter. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed Proxy promptly. Please sign, date and return the enclosed Proxy without delay. If you attend the Meeting, you may vote in person even if you've previously mailed a Proxy.

                                                        Sincerely,

                                                         SAM WYLY
                                                  CHAIRMAN OF THE BOARD

                             MICHAELS STORES, INC.
                                P.O. BOX 619566
                             DFW, TEXAS 75261-9566

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 6, 1996

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Michaels Stores, Inc. (the "Company") will be held at the San Antonio Airport Hilton and Conference Center, 611 N.W. Loop 410, San Antonio, Texas on Friday, December 6, 1996, at 10:00 a.m. central standard time for the following purposes:

    (1) The election of three members of the Board of Directors, which consists of seven directors, for the terms of office stated in the Proxy Statement.

    (2) Such other business as may properly come before the Meeting or any adjournments thereof.

    The close of business on October 9, 1996 has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Meeting or any adjournments thereof. For a period of at least 10 days prior to the Meeting, a complete list of shareholders entitled to vote at the Meeting will be open for examination by any shareholder during ordinary business hours at the offices of the Company at 8000 Bent Branch Drive, Irving, Texas 75063.

    Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.

    SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                            By Order of the Board of Directors

                                                     MARK V. BEASLEY
                                                        SECRETARY

Irving, Texas
October 23, 1996

                             MICHAELS STORES, INC.
                                P.O. BOX 619566
                             DFW, TEXAS 75261-9566

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 6, 1996

    This Proxy Statement is being first mailed on or about October 23, 1996 to shareholders of Michaels Stores, Inc. (the "Company") by the Board of Directors to solicit proxies (the "Proxies") for use at the Annual Meeting of Shareholders (the "Meeting") to be held at the San Antonio Airport Hilton and Conference Center, 611 N.W. Loop 410, San Antonio, Texas on Friday, December 6, 1996, at 10:00 a.m. central standard time, or at such other time and place to which the Meeting may be adjourned (the "Meeting Date").

    The purpose of the Meeting is to consider and act upon (i) the election of one director for a term expiring in 1998, (ii) the election of two directors for terms expiring in 1999, and (iii) such other matters as may properly come before the Meeting or any adjournments thereof.

    All shares represented by valid Proxies, unless the shareholder otherwise specifies, will be voted (i) FOR the election of the persons named herein under "Election of Directors" as nominees for election as directors of the Company for the terms described therein, and (ii) at the discretion of the Proxy holders with regard to any other matter that may properly come before the Meeting or any adjournments thereof.

    Where a shareholder has appropriately specified how a Proxy is to be voted, it will be voted accordingly. The Proxy may be revoked at any time by providing written notice of such revocation to KeyCorp Shareholder Services, Inc., 5050 Renaissance Tower, 1201 Elm Street, Dallas, Texas 75270, Attention: Mark Asbury by December 5, 1996. If notice of revocation is not received by such date, a shareholder may nevertheless revoke a Proxy if he or she attends the Meeting and desires to vote in person.

                       RECORD DATE AND VOTING SECURITIES

    The record date for determining the shareholders entitled to vote at the Meeting is the close of business on October 9, 1996 (the "Record Date"), at which time the Company had issued and outstanding 23,665,891 shares of Common Stock, par value $0.10 per share (the "Common Stock"). Common Stock is the only class of outstanding voting securities of the Company.

                               QUORUM AND VOTING

    The presence at the Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock is necessary to constitute a quorum to transact business. Each share represented at the Meeting in person or by proxy will be counted toward a quorum. In deciding all questions and other matters, a holder of Common Stock on the Record Date shall be entitled to cast one vote for each share of Common Stock registered in his or her name. In order to be elected a director, a nominee must receive a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting. Votes that are withheld and broker non-votes will not be counted in the election of directors, but will be counted toward a quorum.

                             ELECTION OF DIRECTORS

    The Board is presently comprised of seven members. The Board is divided into three classes, with two classes consisting of two directors and one class consisting of three directors. Members of each class of directors generally serve for a term of three years. Each director shall serve until the Annual Meeting of Shareholders in the year in which his term expires or until his successor is elected and qualified.

    One of the directors whose term of office expires in 1996, Richard E. Hanlon, has been nominated by the Board of Directors of the Company for reelection at the Meeting as a director to serve for a two-year term expiring at the Company's Annual Meeting of Shareholders in 1998 or until his successor is elected and qualified. Two of the directors whose term of office expires in 1996, Dr. F. Jay Taylor and Evan A. Wyly, have been nominated by the Board of Directors of the Company for reelection at the Meeting as directors to serve for a three-year term expiring at the Company's Annual Meeting of Shareholders in 1999 or until their successors are elected and qualified.

    Each of the nominees has indicated his willingness to serve as a member of the Board of Directors if elected; however, in case any nominee becomes unavailable for election to the Board of Directors for any reason not presently known or contemplated, the Proxy holders have discretionary authority to vote the Proxy for a substitute nominee or nominees. Proxies cannot be voted for more than three nominees. The following sets forth information as to the nominees for election at the Meeting and each of the directors whose term of office will continue after the Meeting, including their ages, present principal occupations, other business experience during the last five years, membership on committees of the Board of Directors and directorships in other publicly-held companies.

                                                                                                                YEAR TERM
NAME                                 AGE      POSITION                                                           EXPIRES
-------------------------------      ---      ---------------------------------------------------------------  -----------
Nominee for a two-year term
  ending in 1998:
    Richard E. Hanlon (1)                48   Director                                                               1996

Nominees for a three-year term
  ending in 1999:
    Dr. F. Jay Taylor (1)                73   Director                                                               1996
    Evan A. Wyly                         34   Director and Vice President                                            1996

Continuing Directors:
    Sam Wyly (2)                         61   Chairman of the Board of Directors                                     1997
    Michael C. French                    53   Director                                                               1997
    Donald R. Miller, Jr.                41   Director and Vice President--Market Development                        1997
    Charles J. Wyly, Jr. (2)             63   Vice Chairman of the Board of Directors                                1998

------------------------

(1) Member of the Audit Committee, the Stock Option Committee, the 1992 Non-Statutory Plan Committee and the 1994 Non-Statutory Plan Committee.

(2) Member of the Executive Committee and the Compensation Committee.

    Mr. Hanlon became a director of the Company in April 1990. Since February 1995, Mr. Hanlon has been Vice President--Investor Relations of America Online, Inc., a provider of online computer services. From March 1993 until February 1995, Mr. Hanlon was President of Hanlon & Co. He was Vice President--Corporate Communications and Secretary from 1988 to 1993 for LEGENT Corporation and its predecessor. From 1987 to 1988, Mr. Hanlon served as a consultant to Sam Wyly, Chairman. From 1983 through 1987, Mr. Hanlon was Director of Investor & Corporate Communications, UCCEL Corporation. Mr. Hanlon serves as a director of Intellicall, Inc., a diversified telecommunications company providing technology and services to private pay telephone networks throughout the United States.

    Dr. Taylor became a director of the Company in June 1989. Dr. Taylor was President of Louisiana Tech University from 1962 until 1987, and has served as President--Emeritus of Louisiana Tech since 1987. Dr. Taylor also currently serves as a director of Illinois Central Railroad Corporation and Pizza Inn, Inc. and performs mediation and arbitration services as a member of The American Arbitration Association and The Federal Mediation and Conciliation Service.

    Mr. Evan A. Wyly became a director of the Company in September 1992 and has served as Vice President of the Company since December 1991. In June, 1988, Mr. Wyly founded Premier Partners Incorporated, a private investment firm, and served as President prior to joining the Company. Mr. Wyly is a partner of Maverick Capital Ltd., an investment fund management limited partnership. He serves as a director and as Vice President of Sterling Software, Inc., and as a director of Sterling Commerce, Inc. Evan Wyly is the son of Sam Wyly, a director and officer of the Company.

    Sam Wyly has served as Chairman of the Board of the Company since 1984. In 1963, Mr. Wyly founded University Computing Company, a computer software and services company, and served as President or Chairman from 1963 until February 1979. Mr. Wyly co-founded Earth Resources Company, an oil refining and silver and gold mining company, and served as its Executive Committee Chairman from 1968 to 1980. Mr. Wyly and his brother, Charles J. Wyly, Jr., bought the 20-restaurant Bonanza Steakhouse chain in 1967. While he served as Chairman, the restaurant chain grew to approximately 600 restaurants by 1989. Mr. Wyly co-founded Sterling Software, Inc. in 1981 and since that time has served as Chairman of the Board and a director. Mr. Wyly is a partner of Maverick Capital Ltd., an investment fund management limited partnership. He has served as a director of Sterling Commerce, Inc., since December 1995.

    Mr. French has served as a director of the Company since September 1992. He has been a managing director of Maverick Capital Ltd., an investment fund management company, since 1992 and a director of Sterling Software, Inc. since July 1992. Mr. French is currently a consultant to the international law firm of Jones, Day, Reavis & Pogue. Mr. French was a partner with the law firm of Jackson & Walker, L.L.P. from 1976 through 1995.

    Mr. Miller is a charter employee of the Company and has served as Vice President--Market Development of the Company since November 1990, and as a director of the Company since September 1992. From September 1984 to November 1990 he was Director of Real Estate. Prior to joining the Company, Mr. Miller served in various real estate positions with Bonanza and Peoples Restaurants. Mr. Miller has served as a director of Sterling Software, Inc. since September 1993. Mr. Miller is the son-in-law of Charles J. Wyly, Jr., Vice Chairman of the Company.

    Mr. Charles J. Wyly, Jr. became a director of the Company in October 1984 and Vice Chairman in February 1985. Mr. Wyly served as an officer and director of University Computing Company from 1964 to 1975, including President from 1969 to 1973. From 1968 to 1980, Mr. Wyly served as Chairman of the Board of Earth Resources Company, an oil refining and silver and gold mining company which he co-founded with his brother, Sam Wyly. Mr. Wyly served as Vice Chairman of the Bonanza Steakhouse chain from 1967 to 1989. Mr. Wyly is a partner of Maverick Capital Ltd., an investment fund management limited partnership. He co-founded Sterling Software, Inc. in 1981 and since such time has served as a director and, since November 1984, as Vice Chairman of Sterling Software, Inc. Mr. Wyly has served as a director of Sterling Commerce, Inc. since December 1995.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The business of the Company is managed under the direction of the Board of Directors. The Board meets on a regularly scheduled basis to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. The Board of Directors met four times and acted by written consent once during the fiscal year ended January 28, 1996 ("fiscal 1995"). During such period, all members of the Board of Directors participated in at least 75% of all Board and applicable committee meetings.

    The Board of Directors has six standing committees: the Executive Committee, the Audit Committee, the Compensation Committee, the Stock Option Committee, the 1992 Non-Statutory Plan Committee and the 1994 Non-Statutory Plan Committee. The functions of these committees, their current members, and the number of meetings held during fiscal 1995 are described below.

    EXECUTIVE COMMITTEE. The function of the Executive Committee is to direct and manage the business and affairs of the Company in the intervals between meetings of the Board. The Executive Committee is empowered to act in lieu of the Board on any matter except that for which the Board has specifically reserved authority to itself and except for those matters specifically reserved to the full Board pursuant to the Delaware General Corporation Law. The Executive Committee is comprised of Sam Wyly (Chairman) and Charles J. Wyly, Jr. The Executive Committee acted by written consent five times in fiscal 1995.

    AUDIT COMMITTEE. The Audit Committee was established to review the professional services and independence of the Company's independent auditors, and the Company's accounts, procedures and internal controls. The Audit Committee recommends to the Board of Directors the appointment of the firm selected to be independent public accountants for the Company and monitors the performance of such firm; reviews and approves the scope of the annual audit; reviews and evaluates with the independent public accountants the Company's annual audit and annual consolidated financial statements; reviews with management the status of internal accounting controls; evaluates problem areas having a potential financial impact on the Company that may be brought to its attention by management, the independent public accountants or the Board of Directors; and evaluates all public financial reporting documents of the Company. The Audit Committee is comprised of Dr. F. Jay Taylor (Chairman) and Richard E. Hanlon. The Audit Committee met four times in fiscal 1995.

    COMPENSATION COMMITTEE. The function of the Compensation Committee is to fix the annual salaries and bonuses for the officers and key employees of the Company. The Compensation Committee is comprised of Charles J. Wyly, Jr. (Chairman) and Sam Wyly. The Compensation Committee met twice in fiscal 1995.

    STOCK OPTION COMMITTEE. The Stock Option Committee administers the Company's Key Employee Stock Compensation Program (the "Program"). It approves the granting of stock options, restricted stock awards and stock appreciation rights to officers and other key employees that are eligible to participate in the Program. The Stock Option Committee was comprised of Charles J. Wyly, Jr. and Sam Wyly during fiscal 1995 and acted by written consent seven times in fiscal 1995. The Stock Option Committee is currently comprised of Dr. F. Jay Taylor and Richard E. Hanlon.

    1992 NON-STATUTORY PLAN COMMITTEE. The 1992 Non-Statutory Plan Committee administers the Company's 1992 Non-Statutory Stock Option Plan (the "1992 Non-Statutory Plan"). The 1992 Non-Statutory Plan Committee has the power, subject to certain restrictions set forth in the 1992 Non-Statutory Plan, to determine from time to time the individuals to whom options shall be granted, the number of shares to be covered by each option and the time or times at which options shall be exercisable. The 1992 Non-Statutory Plan Committee is comprised of Dr. F. Jay Taylor and Richard E. Hanlon. The 1992 Non-Statutory Plan Committee met once and acted by unanimous written consent sixteen times during the 1995 fiscal year.

    1994 NON-STATUTORY PLAN COMMITTEE. The 1994 Non-Statutory Plan Committee administers the Company's 1994 Non-Statutory Stock Option Plan (the "1994 Non-Statutory Plan"). The 1994 Non-Statutory Plan Committee has the power, subject to certain restrictions set forth in the 1994 Non-Statutory Plan, to determine from time to time the individuals to whom options shall be granted, the number of shares to be covered by each option and the time or times at which options shall be exercisable. The 1994 Non-Statutory Plan Committee is comprised of Dr. F. Jay Taylor and Richard E. Hanlon. The 1994 Non-Statutory Plan Committee met once and acted by unanimous written consent three times during the 1995 fiscal year.

    The Company does not have a nominating committee. The functions customarily performed by a nominating committee are performed by the Board of Directors as a whole.

                PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

    The following table sets forth information as of October 9, 1996, regarding the beneficial ownership of Common Stock by each person known by the Company to own 5% or more of the outstanding shares of Common Stock, each director of the Company, certain Named Executives (as defined herein below), and the directors and executive officers of the Company as a group. The persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them, unless otherwise noted.

                                                                       AMOUNT AND
                                                                        NATURE OF
NAME OF BENEFICIAL OWNER OR                                            BENEFICIAL       PERCENT
NUMBER OF PERSONS IN GROUP                                              OWNERSHIP      OF CLASS
-------------------------------------------------------------------  ---------------  -----------
Sam Wyly...........................................................    2,333,377(1)         9.86

Charles J. Wyly, Jr................................................    2,065,024(2)         8.73

R. Michael Rouleau.................................................      200,000(3)        *

Evan A. Wyly.......................................................       85,875(4)        *

Michael C. French..................................................        9,533(5)        *

Richard E. Hanlon..................................................       22,600(6)        *

Donald R. Miller, Jr. .............................................       88,437(7)        *

Dr. F. Jay Taylor..................................................       28,940(8)        *

R. Don Morris......................................................      173,118(9)        *

Douglas B. Sullivan................................................      164,173(10)       *

The Wyly Group.....................................................    4,198,401(11)       17.74
  8080 N. Central Expressway, Suite 1300
  Dallas, Texas 75206

ICM Asset Management, Inc..........................................    1,471,430(12)        6.22
  601 W. Main Avenue, Suite 917
  Spokane, Washington 99201

The Capital Group Companies, Inc...................................    1,705,000(13)        7.20
  333 South Hope Street
  Los Angeles, California 90071

LGT Asset Management, Inc..........................................    2,092,000(14)        8.84
  50 California, 27th Floor
  San Francisco, California 94111

FMR Corp...........................................................    2,373,000(15)       10.03
  82 Devonshire Street
  Boston, Massachussets 02109-3614

All directors and executive officers as a group (17 persons).......    5,657,913(16)       23.91

------------------------

*   Less than 1%

(1) Includes 633,333 shares subject to presently exercisable options; 1,074,536 shares held of record by Tallulah, Ltd. (a limited partnership of which Mr. Wyly is a general partner); 409,672 shares held of record by family trusts of which Mr. Wyly is trustee; 200,000 shares held of record by Maverick Entrepreneurs Fund, Ltd. ("Maverick"), a limited partnership of which Mr. Wyly is a general partner; and 15,836 shares held of record by certain of Mr. Wyly's adult children, who have given him the power to vote such shares. Does not include 1,333,333 shares of Common Stock acquired by two separate entities owned, in the aggregate, by two separate independent irrevocable trusts of which

    Mr. Wyly or his family members are included as beneficiaries and 900,000 shares issuable upon exercise of options owned by an independent irrevocable trust of which Mr. Wyly or his family members are included as beneficiaries. Mr. Wyly disclaims beneficial ownership of the excluded shares and the excluded options and the underlying shares of Common Stock.

(2) Includes 267,417 shares subject to presently exercisable options; 755,000 shares held of record by Brush Creek, Ltd., a limited partnership of which Mr. Wyly is a general partner; 842,233 shares held of record by family trusts of which Mr. Wyly is trustee; 200,000 shares held of record by Maverick, of which Mr. Wyly is a general partner; and 374 shares held of record by Mr. Wyly's adult children, who have given him the power to vote such shares. Does not include 666,667 shares of Common Stock acquired by an entity owned by an independent irrevocable trust of which Mr. Wyly or his family members are included as beneficiaries and 450,000 shares issuable upon exercise of options owned, in the aggregate, by two separate independent irrevocable trusts of which Mr. Wyly or his family members are included as beneficiaries. Mr. Wyly disclaims beneficial ownership of the excluded shares and the excluded options and the underlying shares of Common Stock.

(3) Shares subject to presently exercisable options. Mr. Rouleau is the present Chief Executive Officer of the Company.

(4) Includes 30,000 shares subject to presently exercisable options. Does not include 170,000 shares issuable upon exercise of options owned by an independent irrevocable trust of which Mr. Wyly or his family members are included as beneficiaries. Mr. Wyly disclaims beneficial ownership of the excluded options and the underlying shares of Common Stock.

(5) Includes 8,333 shares subject to presently exercisable options and 1,200 shares held by a retirement account directed by Mr. French. Does not include 45,000 shares issuable upon exercise of options owned by an independent irrevocable trust of which Mr. French or his family members are included as beneficiaries. Mr. French disclaims beneficial ownership of the excluded options and the underlying shares of Common Stock.

(6) Includes 20,000 shares subject to presently exercisable options.

(7) Includes 84,250 shares subject to presently exercisable options and 187 shares held by Mr. Miller's spouse.

(8) Includes 7,500 shares subject to presently exercisable options.

(9) Includes 153,750 shares subject to presently exercisable options and 4,331 shares held on behalf of the officer by the Michaels Stores, Inc. 401(k) Plan and Trust (the "Company's 401(k) Plan").

(10) Includes 130,750 shares subject to presently exercisable options and 6,673 shares held on behalf of the officer by the Company's 401(k) Plan.

(11) The Wyly Group consists of Sam Wyly, Charles J. Wyly, Jr. and Maverick.

(12) Based on a Schedule 13G filed with the Securities and Exchange Commission dated February 10, 1996, ICM Asset Management, Inc., a registered investment adviser, has the shared power to vote or direct the vote of 805,500 shares of Common Stock and has the sole power to dispose or direct the disposition of 1,471,430 shares of Common Stock.

(13) Based on a Schedule 13G filed with the Securities and Exchange Commission dated February 9, 1996, The Capital Group Companies, Inc. and its operating subsidiary, Capital Research & Management Company, a registered investment adviser, have the sole power to dispose or to direct the disposition of 1,705,000 shares of Common Stock and have no right to vote or direct the vote of those shares.

(14) Based on a Schedule 13G filed with the Securities and Exchange Commission dated February 13, 1996, LGT Asset Management, Inc., a registered investment adviser, has the sole power to vote or to direct the vote of 2,092,000 shares of Common Stock and has the sole power to dispose or to direct the disposition of 2,092,000 shares of Common Stock.

(15) Based on a Schedule 13G filed with the Securities and Exchange Commission dated September 10, 1996, FMR Corp. shares (as a result of its wholly-owned subsidiary, Fidelity Management & Research Company, acting as investment adviser to several investment companies) the power to dispose or to direct the disposition of 2,373,000 shares of Common Stock with Edward C. Johnson 3d, the Chairman of FMR Corp., and the Funds and has no right to vote or direct the vote of those shares. By reason of their stock ownership in FMR Corp. and a shareholders' voting agreement, the members of the Edward C. Johnson 3d family, including Abigail P. Johnson, a Director of FMR Corp., and various trusts for their benefit may be deemed to form a controlling group with respect to FMR Corp. The Funds' Board of Trustees has the power to vote or direct the vote of 2,373,000 shares of Common Stock.

(16) Includes 132,499 shares subject to presently exercisable options held, in the aggregate, by 4 executive officers employed by the Company on the Record Date and not named in the table and 982 shares held on behalf of 2 of those executive officers by the Company's 401(k) Plan. Also includes 143,333 shares subject to presently exercisable options and 51,713 shares of Common Stock known by the Company to be held, in the aggregate, by 3 Named Executives (as defined below) who are no longer employed by the Company and are not named in the table and 3,719 shares held on behalf of those 3 Named Executives by the Company's 401(k) Plan.

                            MANAGEMENT COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer, each of the Company's four other most highly compensated executive officers employed by the Company at the end of the fiscal year, and two other executive officers who would have been included in the four most highly compensated executive officers if employed at the fiscal year end, based on salary and bonus earned during fiscal 1995 (the "Named Executives").

                                                                                           LONG-TERM COMPENSATION
                                                                                  -----------------------------------------
                                                                                             AWARDS
                                                   ANNUAL COMPENSATION            ----------------------------
                                         ---------------------------------------                  SECURITIES      PAYOUTS
                                                                  OTHER ANNUAL     RESTRICTED     UNDERLYING    -----------
NAME AND PRINCIPAL                        SALARY                  COMPENSATION    STOCK AWARDS     OPTIONS/        LTIP
POSITION                    FISCAL YEAR     ($)      BONUS ($)         ($)             ($)        SARS (#)(1)   PAYOUTS ($)
--------------------------  -----------  ---------  -----------  ---------------  -------------  -------------  -----------
Sam Wyly..................        1995     450,000      --            63,690(3)        --           300,000(4)      --
  Chairman of the                 1994     434,875      --            74,604(3)        --           200,000         --
  Board of Directors (2)          1993     384,000      --            73,900(3)        --           100,000         --

Charles J. Wyly, Jr.......        1995     225,000      --             --              --           450,000(5)      --
  Vice Chairman of the            1994     217,438      --             --              --           100,000         --
  Board of Directors              1993     192,000      --             --              --            50,000         --

Douglas B. Sullivan.......        1995     284,686      --            39,105(6)        --           245,000(7)      --
  President and Chief             1994     271,924      --            20,075(6)        --            60,000         --
  Operating Officer               1993     239,878      --            24,097(6)        --            25,000         --

R. Don Morris.............        1995     325,550      --            44,698(9)        --           259,000(10)
  Executive Vice President        1994     321,154      --            49,357(9)        --            60,000         --
                                  1993     288,461      --            43,994(9)        --            25,000         --

David E. Bolen............        1995     258,654      --             --              --           120,000(12)     --
  Executive Vice President        1994     139,423      --             --              --            30,000         --
  (Resigned August 1996)          1993      --          --             --              --             --            --

Jack E. Bush..............        1995     486,392      --             --              --           210,000(14)     --
  President (Resigned             1994     442,308      --             --              --           100,000         --
  August 1995)                    1993     376,923      --             --              --            50,000         --

Robert H. Rudman..........        1995     221,637      --             --              --           121,250(16)     --
  Executive Vice President        1994     192,308      --             --              --            60,000         --
  (Resigned January 1996)         1993     174,075      --             --              --            20,000         --


                              ALL OTHER
NAME AND PRINCIPAL           COMPENSATION
POSITION                         ($)
--------------------------  --------------
Sam Wyly..................        --
  Chairman of the                 --
  Board of Directors (2)          --
Charles J. Wyly, Jr.......        --
  Vice Chairman of the            --
  Board of Directors              --
Douglas B. Sullivan.......       5,269(8)
  President and Chief            6,560(8)
  Operating Officer              6,303(8)
R. Don Morris.............       7,460(11)
  Executive Vice President       8,355(11)
                                 7,966(11)
David E. Bolen............      90,042(13)
  Executive Vice President       2,308(13)
  (Resigned August 1996)          --
Jack E. Bush..............   2,165,408(15)
  President (Resigned           59,504(15)
  August 1995)                  77,908(15)
Robert H. Rudman..........     344,582(17)
  Executive Vice President       6,587(17)
  (Resigned January 1996)        4,333(17)

------------------------------

(1) Options to acquire shares of Common Stock. The number of securities included in this table is inclusive of repricing grants. See table under the caption "Ten-year Option/SAR Repricings."

(2) Sam Wyly was Chief Executive Officer during the 1995 fiscal year. Mr. Rouleau was appointed Chief Executive Officer in April 1996.

(3) Includes life insurance premiums paid by the Company in the amount of $51,678, $64,746 and $57,158 in fiscal 1995, 1994 and 1993, respectively.

(4) Stock options were reissued due to repricing and cancellation of 300,000 previously granted stock options.

(5) Stock options were reissued due to repricing and cancellation of 450,000 previously granted stock options.

(6) Includes life insurance premiums paid by the Company in the amount of $18,798, $16,925 and $16,636 in fiscal 1995, 1994 and 1993, respectively.

(7) Includes 165,000 stock options that were reissued due to repricing and cancellation of 165,000 previously granted stock options.

(8) Includes the annual contribution by the Company for Mr. Sullivan's account pursuant to the Company's 401(k) Plan in the amount of $4,620, $3,914 and $4,189 in fiscal 1995, 1994 and 1993, respectively, and split-dollar life insurance providing $649, $2,646 and $2,114 of current net benefit projected on an actuarial basis in fiscal 1995, 1994 and 1993, respectively.

(9) Includes life insurance premiums paid by the Company in the amount of $30,430, $42,651 and $35,228 in fiscal 1995, 1994 and 1993, respectively.

(10) Includes 159,000 stock options that were reissued due to repricing and cancellation of 159,000 previously granted stock options.

(11) Includes the annual contribution by the Company for Mr. Morris' account pursuant to the Company's 401(k) Plan in the amount of $4,620, $4,620 and $4,324 in fiscal 1995, 1994 and 1993, respectively, and split-dollar life insurance providing $2,840, $3,735 and $3,462 of current net benefit projected on an actuarial basis in fiscal 1995, 1994 and 1993, respectively.

(12) Includes 30,000 stock options that were reissued due to repricing and cancellation of 30,000 previously granted stock options.

(13) Includes annual contribution by the Company for Mr. Bolen's account pursuant to the Company's 401(k) Plan in the amount of $4,620 and $2,308 in fiscal 1995 and 1994, respectively, and moving and relocation expenses of $85,422 in fiscal 1995.

(14) Stock options were reissued due to repricing and cancellation of 210,000 previously granted stock options.

(15) Includes annual contribution by the Company for Mr. Bush's account pursuant to the Company's 401(k) Plan in the amount of $4,620, $3,615 and $4,305 in fiscal 1995, 1994 and 1993, respectively, accruals by the Company of $281,997, $54,488 and $63,976 in fiscal 1995, 1994 and 1993, respectively, for an annuity for Mr. Bush, and split-dollar life insurance providing $23,984, $1,401 and $9,627 of current net benefit projected on an actuarial basis in fiscal 1995, 1994 and 1993, respectively, and accruals by the Company of $1,854,807 in fiscal 1995 for the current net value of a deferred compensation plan.

(16) Includes 71,250 stock options that were reissued due to repricing and cancellation of 71,250 previously granted stock options.

(17) Includes severance compensation of $337,500 in fiscal 1995, and annual contribution by the Company for Mr. Rudman's account pursuant to the Company's 401(k) Plan in the amount of $4,404, $3,808, and $2,545 in fiscal 1995, 1994 and 1993, respectively, and split-dollar life insurance providing $2,678, $2,779 and $1,788 of current net benefit projected on an actuarial basis in fiscal 1995, 1994 and 1993, respectively.

OPTION GRANTS DURING 1995 FISCAL YEAR

    The following table provides information related to options granted to the Named Executives during fiscal 1995.

                                                                                            POTENTIAL REALIZABLE
                                  INDIVIDUAL GRANTS                                           VALUE AT ASSUMED
--------------------------------------------------------------------------------------        ANNUAL RATES OF
                             NUMBER OF        % OF TOTAL                                        STOCK PRICE
                             SECURITIES      OPTIONS/SARS                                       APPRECIATION
                             UNDERLYING       GRANTED TO      EXERCISE OR                    FOR OPTION TERM(1)
                            OPTIONS/SARS     EMPLOYEES IN     BASE PRICE   EXPIRATION   ----------------------------
NAME                       GRANTED (#)(2)     FISCAL YEAR      ($/SH)(3)      DATE         5% ($)         10% ($)
-------------------------  --------------  -----------------  -----------  -----------  -------------  -------------
Sam Wyly.................    300,000(4)(5)          7.61           17.00     08/28/00    1,409,036      3,113,601
Charles J. Wyly, Jr. ....    450,000(4)(6)         11.41           17.00     08/28/00    2,113,554      4,670,402
Douglas B. Sullivan......    245,000(4)(7)          6.21           16.75     08/28/00    1,133,790      2,505,380
R. Don Morris............    259,000(4)(8)          6.57           16.75     08/28/00    1,198,578      2,648,545
David E. Bolen...........     90,000(9)             2.28           16.75     08/28/00      416,494        920,344
                              30,000(10)            0.76           16.625    08/28/00            0              0
Jack E. Bush.............     10,000(11)            0.25           12.50     11/26/96            0(12)          0(12)
                              50,000(13)            1.26           12.50     08/18/97            0(12)          0(12)
                              50,000(13)            1.26           12.50     08/18/98            0(12)          0(12)
                              50,000(13)            1.26           12.50     04/17/99            0(12)          0(12)
                              50,000(13)            1.26           12.50     07/31/99            0(12)          0(12)
Robert H. Rudman.........    121,250(14)            3.07           16.75     08/28/00            0              0

--------------------------

(1) The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Company's Common Stock over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, nontransferability or vesting over periods. The use of the assumed 5% and 10% returns is established by the SEC and is not intended by the Company to forecast possible future appreciation of the price of the Common Stock.

(2) Options to acquire shares of Common Stock. The number of securities included in this table is inclusive of new repricing grants. See table under the caption "Ten-year Option/SAR Repricings."

(3) The option exercise price may be paid in shares of Common Stock owned by the Named Executives, in cash, or in any other form of valid consideration or a combination of any of the foregoing, in some cases as determined by the Board of Directors, the Stock Option Committee, the 1992 Non-Statutory Plan Committee or the 1994 Non-Statutory Plan Committee, as applicable, in its discretion. The exercise price of each option was equal to the fair market value of the Common Stock on the date of grant.

(4) Option is currently exercisable with respect to 50% of the shares covered thereby and becomes exercisable with respect to 50% of the shares covered thereby on August 29, 1997.

(5) Stock options were reissued due to repricing and cancellation of 300,000 previously granted stock options.

(6) Stock options were reissued due to repricing and cancellation of 450,000 previously granted stock options.

(7) Includes 165,000 stock options that were reissued due to repricing and cancellation of 165,000 previously granted stock options.

(8) Includes 159,000 stock options that were reissued due to repricing and cancellation of 159,000 previously granted stock options.

(9) Includes 30,000 stock options that were reissued due to repricing and cancellation of 30,000 previously granted stock options.

(10) Stock options were cancelled pursuant to Mr. Bolen's severance agreement in fiscal 1996.

(11) Stock options were reissued due to repricing and cancellation of 10,000 previously granted stock options.

(12) During fiscal 1995, Mr. Bush exercised all of his outstanding options.

(13) Stock options were reissued due to repricing and cancellation of 50,000 previously granted stock options.

(14) Includes 71,250 stock options that were reissued due to repricing and cancellation of 71,250 previously granted stock options. However, all of Mr. Rudman's options expired on January 26, 1996.

OPTION EXERCISES DURING 1995 FISCAL YEAR
    AND FISCAL YEAR END OPTION VALUES

    The following table provides information related to options exercised by the Named Executives during the 1995 fiscal year and the number and value of options held at fiscal year end. The Company does not have any outstanding stock appreciation rights.

                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
                                                                   OPTIONS/SARS            IN-THE-MONEY OPTIONS/
                                                VALUE             AT FY-END (#)            SARS AT FY-END ($)(1)
                           SHARES ACQUIRED     REALIZED     --------------------------  ----------------------------
NAME                       ON EXERCISE (#)      ($)(2)      EXERCISABLE  UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
-------------------------  ---------------  --------------  -----------  -------------  -------------  -------------
Sam Wyly.................        --               --            --                  0(3)      --            --
Charles J. Wyly, Jr......        --               --            --                  0(4)      --            --
Douglas B. Sullivan......        --               --             8,250        245,000       8,625           --
R. Don Morris............         4,000            81,500       24,250        259,000       8,625           --
David E. Bolen...........        --               --            --            120,000        --             --
Jack E. Bush.............       295,000         1,807,033       --            --             --             --
Robert H. Rudman.........        --               --            --            --             --             --

------------------------

(1) The closing price for the Company's Common Stock as reported through The Nasdaq National Market System on January 26, 1996, the last trading day of the 1995 fiscal year, was $12.75. Value is calculated on the basis of the difference between the option exercise price and $12.75 multiplied by the number of shares of Common Stock underlying the option.

(2) Value is calculated based on the difference between the option exercise price and the closing market price of the Common Stock on the date of exercise multiplied by the number of shares to which the exercise relates.

(3) In fiscal 1995, Sam Wyly transferred options to purchase 300,000 shares of Common Stock to an independent irrevocable trust and disclaims the beneficial ownership of the transferred options and the underlying shares of Common Stock. The table above does not include the value of such unexercised options.

(4) In fiscal 1995, Charles J. Wyly, Jr. transferred options to purchase an aggregate of 450,000 shares of Common Stock to two separate independent irrevocable trusts and disclaims the beneficial ownership of the transferred options and the underlying shares of Common Stock. The table above does not include the value of such unexercised options.

COMPENSATION OF DIRECTORS

    The Company pays Sam Wyly $37,500 per month for serving as Chairman of the Board and pays Charles J. Wyly, Jr. $18,750 per month for serving as Vice Chairman of the Board. Messrs. Taylor and Hanlon each receive an annual fee of $24,000 as members of the Board of Directors of the Company and a fee of $1,000 for attendance at each regular or special Board meeting. Each member of the Audit Committee receives a fee of $1,000 for attendance at each meeting of the Audit Committee. The members of the Audit Committee are Messrs. Taylor and Hanlon.

    Since December 1, 1992, Mr. French has provided advisory services to the Company, for which he is compensated at the rate of $15,000 per month. Directors who are salaried employees of the Company are not compensated for their Board activities. Jones, Day, Reavis & Pogue, a law firm for which Mr. French is a consultant, provides legal services to the Company, but does not charge the Company for any time spent by Mr. French on any Company matters. Jackson & Walker, L.L.P., a law firm of which Mr. French was a partner until August 1995, provided legal services to the Company in 1995. The Company was not charged by such firm for time spent by Mr. French on any matters regarding the Company during fiscal 1995.

REPORT OF THE COMPENSATION AND STOCK OPTION
    COMMITTEES ON REPRICING OF OPTIONS/SARS

    The Company's various stock option plans have been utilized to provide directors, executives and other key employees with increased motivation and incentive to exert their best efforts on behalf of the Company through the opportunity to benefit from appreciation in the value of the Common Stock. Due to a decline in the price of the Common Stock in fiscal 1995, certain options outstanding under the Company's various stock option plans were exercisable at prices which exceeded the then current market value of the Common Stock. In order to restore the incentive value to such options, the Stock Option Committee, the 1992 Non-Statutory Plan Committee and the 1994 Non-Statutory Plan Committee approved the repricing of options held by employees and key advisors.

    On June 6, 1995, each option outstanding under the Key Employee Stock Compensation Program or the 1992 Non-Statutory Stock Option Plan, excluding any option held by a Director or an Executive Vice President of the Company, with an exercise price exceeding the market price of the Company's Common Stock was cancelled and reissued with an exercise price equal to the then current market price of $22.75. All other terms and conditions of these options remained the same.

    On August 29, 1995, each option outstanding under the 1992 Non-Statutory Stock Option Plan or the 1994 Non-Statutory Stock Option Plan, excluding any option held by the Chairman or Vice Chairman of the Board, Jack E. Bush or any of their affiliates, with an exercise price exceeding the market price of the Company's Common Stock was cancelled and reissued with an exercise price equal to the then current market price of $16.75. Each option outstanding under the Key Employee Stock Compensation Program, excluding any option held by Jack E. Bush, with an exercise price exceeding the market price of the Company's Common Stock was cancelled and reissued with an exercise price equal to the then current market price of $16.75. In order to maximize the incentive for the President, Executive Vice Presidents and Directors to remain in the employ of the Company, the new options issued were subject to a new vesting schedule, with 50% of the options vesting after one year and 50% vesting after two years. The terms and conditions of all other options remained the same.

    On September 28, 1995, each option outstanding under the 1992 Non-Statutory Stock Option Plan or the 1994 Non-Statutory Stock Option Plan held by the Chairman or Vice Chairman of the Board or any of their affiliates with an exercise price exceeding the market price of the Company's Common Stock was cancelled and reissued with an exercise price equal to the then current market price of $17.00. In order to maximize the incentive for the Chairman and Vice Chairman of the Board to remain as Directors and executive officers of the Company, the new options issued were subject to a new vesting schedule, with 50% of the options vesting on August 29, 1996 and 50% vesting on August 29, 1997. On October 26, 1995, each option outstanding under the 1992 Non-Statutory Stock Option Plan or the 1994 Non-Statutory Stock Option Plan held by Jack E. Bush with an exercise price exceeding the market price of the Company's Common Stock was cancelled and reissued with an exercise price equal to the then current market price of $12.50 and was immediately exercisable. This report is submitted by the members during fiscal 1995 of the Compensation and Option Committees:

     STOCK OPTION          1992 NON-STATUTORY       1994 NON-STATUTORY          COMPENSATION
       COMMITTEE             PLAN COMMITTEE           PLAN COMMITTEE              COMMITTEE
-----------------------  -----------------------  -----------------------  -----------------------
       Sam Wyly             Dr. F. Jay Taylor        Dr. F. Jay Taylor            Sam Wyly
 Charles J. Wyly, Jr.       Richard E. Hanlon        Richard E. Hanlon      Charles J. Wyly, Jr.

    The following table sets forth information concerning the repricing of stock options or warrants held by all current and former executive officers during the ten-year period ended January 28, 1996.

                         TEN-YEAR OPTION/SAR REPRICINGS

                                                                                                                      LENGTH OF
                                                 NUMBER OF                                                            ORIGINAL
                                                 SECURITIES     MARKET PRICE OF                                      OPTION TERM
                                                 UNDERLYING          STOCK        EXERCISE PRICE                    REMAINING AT
                                                OPTIONS/SARS        AT TIME         AT TIME OF           NEW           DATE OF
                                                REPRICED OR     OF REPRICING OR    REPRICING OR       EXERCISE      REPRICING OR
         NAME OF GRANTEE              DATE      AMENDED (#)      AMENDMENT ($)     AMENDMENT ($)      PRICE ($)       AMENDMENT
----------------------------------  ---------  --------------  -----------------  ---------------  ---------------  -------------
Sam Wyly..........................   09/28/95       100,000            17.00            27.875            17.00         08/18/98
  Chairman of the                    09/28/95       100,000            17.00             39.25            17.00         04/17/99
  Board of Directors                 09/28/95       100,000            17.00             30.75            17.00         07/31/99
                                     10/24/90       150,000             3.00              3.25             3.00         11/19/94
                                     10/24/90       200,000             3.00              3.50             3.00         08/03/96
                                     10/24/90       200,000             3.00              4.00             3.00         02/01/93
                                     10/24/90       175,000             3.00              4.00             3.00         08/21/95
                                     12/10/87       200,000             3.50             5.125             3.50         08/03/96

Charles J. Wyly, Jr...............   09/28/95       300,000            17.00            20.625            17.00         08/18/97
  Vice Chairman of                   09/28/95        50,000            17.00            27.875            17.00         08/18/98
  the Board of Directors             09/28/95        50,000            17.00             39.25            17.00         04/17/99
                                     09/28/95        50,000            17.00             30.75            17.00         07/31/99
                                     10/24/90       100,000             3.00              3.50             3.00         08/03/96
                                     10/24/90       100,000             3.00              4.00             3.00         02/01/93
                                     10/24/90       125,000             3.00              4.00             3.00         08/21/95
                                     12/10/87       100,000             3.50             5.125             3.50         08/03/96

Douglas B. Sullivan...............   08/29/95        40,000            16.75             20.50            16.75         08/18/01
  President and                      08/29/95        40,000            16.75             20.50            16.75         08/18/97
  Chief Operating Officer            08/29/95        25,000            16.75             27.00            16.75         08/18/98
                                     08/29/95        30,000            16.75             39.25            16.75         04/17/99
                                     08/29/95        30,000            16.75             30.75            16.75         07/31/99
                                     10/24/90        25,000             3.00              4.50             3.00         08/14/95
                                     10/24/90        50,000             3.00             3.875             3.00         01/31/95

R. Don Morris.....................   08/29/95        40,000            16.75             20.50            16.75         08/18/99
  Executive Vice President           08/29/95        34,000            16.75             20.50            16.75         08/18/97
                                     08/29/95        25,000            16.75             27.00            16.75         08/18/98
                                     08/29/95        30,000            16.75             39.25            16.75         04/17/99
                                     08/29/95        30,000            16.75             30.75            16.75         07/31/99
                                     10/24/90        25,000             3.00              4.50             3.00         08/14/95
                                     10/24/90        75,000             3.00             4.625             3.00         03/15/95

                                                                                                                      LENGTH OF
                                                 NUMBER OF                                                            ORIGINAL
                                                 SECURITIES     MARKET PRICE OF                                      OPTION TERM
                                                 UNDERLYING          STOCK        EXERCISE PRICE                    REMAINING AT
                                                OPTIONS/SARS        AT TIME         AT TIME OF           NEW           DATE OF
                                                REPRICED OR     OF REPRICING OR    REPRICING OR       EXERCISE      REPRICING OR
         NAME OF GRANTEE              DATE      AMENDED (#)      AMENDMENT ($)     AMENDMENT ($)      PRICE ($)       AMENDMENT
----------------------------------  ---------  --------------  -----------------  ---------------  ---------------  -------------
Kristen L. Magnuson (1)...........   08/29/95         5,000            16.75             20.75            16.75         08/18/97
  Vice President--                   08/29/95         7,500            16.75             22.75            16.75         08/18/98
  Finance and Business               08/29/95        15,000            16.75             22.75            16.75         04/17/99
  Planning                           08/29/95        15,000            16.75             22.75            16.75         07/31/99
                                     08/29/95        35,000            16.75             27.75            16.75         06/05/00
                                     06/06/95         7,500            22.75             27.00            22.75         08/18/98
                                     06/06/95        15,000            22.75             39.25            22.75         04/17/99
                                     06/06/95        15,000            22.75             30.75            22.75         07/31/99

John H. Rittenhouse (2)...........   08/29/95        25,000            16.75             22.75            16.75         12/29/99
  Vice President--                   06/06/95        25,000            22.75             34.75            22.75         12/29/99
  Distribution

Jack E. Bush......................   10/26/95        10,000            12.50            13.125            12.50         11/26/96
  Former President                   10/26/95        50,000            12.50             20.50            12.50         08/18/97
                                     10/26/95        50,000            12.50            32.125            12.50         08/18/98
                                     10/26/95        50,000            12.50             39.25            12.50         04/17/99
                                     10/26/95        50,000            12.50             30.75            12.50         07/31/99

David E. Bolen....................   08/29/95        30,000            16.75             30.75            16.75         07/31/99
  Former Executive Vice President

Robert H. Rudman..................   08/29/95         6,250            16.75             20.50            16.75         08/18/97
  Former Executive                   08/29/95         5,000            16.75             27.00            16.75         08/18/98
  Vice President                     08/29/95        30,000            16.75             39.25            16.75         04/17/99
                                     08/29/95        30,000            16.75             30.75            16.75         07/31/99

B.B. Tuley........................   12/10/87       225,000             3.50              5.50             3.50         05/13/96
  Former President and Chief
  Executive Officer                  12/10/87        75,000             3.50             5.125             3.50         08/03/96

R. Richard Fontaine...............   12/10/87        25,000             3.50              5.50             3.50         02/02/92
  Former Senior Vice
  President--Marketing

James R. Kelly....................   12/10/87         5,000             3.50              6.75             3.50         03/08/92
  Former Senior Vice
  President--Operations

J. Eugene Stubbs..................   10/24/90        60,000             3.00              4.00             3.00         02/01/93
  Former Senior Vice                 10/24/90        40,000             3.00              3.50             3.00         03/09/92
  President--Finance and
  Administration and Chief
  Financial Officer                  12/10/87        40,000             3.50              6.75             3.00         03/09/92

Joel H. Mathis....................   12/10/87         2,500             3.50              6.75             3.50         03/08/92
  Former Vice President--
  Administration and Assistant
  Secretary                          12/10/87        10,000             3.50             5.125             3.50         08/03/91

Thomas D. Sigerstad...............   10/24/90        10,000             3.00             4.625             3.00         03/15/95
  Former Senior Vice
  President--Marketing               10/24/90        20,000             3.00             6.625             3.00         12/11/93

Donald G. Thomson.................   10/24/90        50,000             3.00              3.50             3.00         11/06/96
  Former President                   10/24/90        50,000             3.00              4.00             3.00         02/01/93
                                     10/24/90        25,000             3.00              4.50             3.00         08/14/95

------------------------------

(1) The two stock options each with 15,000 underlying securities and the stock option with 7,500 underlying securities were repriced in June and were repriced in August.

(2) The stock option was repriced in June and was repriced in August.

EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

    The Company has entered into agreements with Sam Wyly and Charles J. Wyly, Jr., directors and executive officers of the Company, which agreements provide for the employment of such persons by the Company upon a change of control of the Company (a "Change of Control") for a salary not less than each such individual's respective annual salary immediately preceding the Change of Control and allows each such individual to participate in bonuses with other key management personnel. Each of these agreements (i) is for a term of three years with provisions for annual automatic one-year extensions and, upon a Change of Control, an additional extension of 36 months and (ii) requires the Company to pay to each such individual, if his employment is terminated within three years of a Change of Control, a sum equal to three times such individual's salary and bonus during the twelve-month period immediately preceding termination.

    The Company has entered into an agreement with Dr. F. Jay Taylor, a director of the Company, which agreement provides for the engagement by the Company of Dr. Taylor as a consultant upon a Change of Control for an annual base compensation not less than the fees received by him from the Company in all capacities during the twelve-month period immediately preceding the Change of Control. This agreement (i) is for a term of three years with provisions for annual automatic one-year extensions and, upon a Change of Control, an additional extension of 36 months and (ii) requires the Company to pay to Dr. Taylor, if his consulting arrangement is terminated within three years of a Change of Control, a sum equal to three times the fees received by him from the Company in all capacities during the twelve-month period immediately preceding termination.

    During a portion of fiscal 1995, the Company operated under an agreement with Jack E. Bush, a director and executive officer of the Company, which provided that the Company would fund a retirement plan intended to provide Mr. Bush with an annuity of $60,000 per year for life after age 65; during fiscal 1995, the Company accrued $281,997 pursuant to such agreement with respect to such retirement plan.

    The Company has entered into an agreement with Douglas B. Sullivan, an executive officer of the Company, which provides for his employment by the Company upon a Change of Control for a salary not less than his annual salary immediately preceding the Change of Control and allows him to participate in bonuses with other key management personnel of the Company. This agreement (i) is for a term of three years with provisions for annual automatic one-year extensions and, upon a Change of Control, an additional extension of twelve months and (ii) requires the Company to pay to Mr. Sullivan, if his employment is terminated within one year of a Change of Control, a sum equal to his salary and bonus during the twelve-month period immediately preceding termination.

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEES OF THE
    BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

    The Company is engaged in a highly competitive industry. In order to succeed, the Company believes that it must be able to attract and retain qualified executives. To achieve this objective, the Company has structured an executive compensation system tied to operating performance that the Company believes has enabled it to attract and retain key executives and key employees. During fiscal 1995, the members of the Compensation Committee held primary responsibility for determining executive compensation levels.

    The Compensation Committee, as part of its review and consideration of executive compensation, takes into account, among other things, the following goals:

    - Provision of incentives and rewards that will attract and retain highly qualified and productive people;

    - Motivation of employees to high levels of performance;

    - Differentiation of individual pay based on performance;

    - Ensuring external competitiveness and internal equity; and

    - Alignment of Company, employee and shareholder interests.

    To achieve these goals, the Company's executive compensation policies integrate annual base compensation with bonuses based on operating performance, with a particular emphasis on attainment of planned objectives contained in the Company's annual financial plan, and on individual initiatives and performance. The planned objectives include same store and overall sales increases; gross margin, operating profit and growth targets; inventory turn; limits on corporate general and administrative expenses; net income and earnings per share targets; and debt to capital ratio levels. The Compensation Committee has not applied a formula assigning specific weights to the planned objectives, individual initiatives or performance. Compensation through stock options is designed to attract and retain qualified executives and to ensure that such executives have a continuing stake in the long-term success of the Company. When granting stock options, the Stock Option Committee, the 1992 Non-Statutory Plan Committee and the 1994 Non-Statutory Plan Committee (collectively, the "Option Committees"), as well as the Board as a whole, as applicable, evaluate a number of criteria, including the recipient's level of cash compensation, years of service with the Company, position with the Company, the number of unexercised options held by the recipient, and other factors. Similarly, the Option Committees have not applied a formula assigning specific weights to any of these factors when making their determinations. In order to continue to provide management the long-term incentives afforded by stock options, during fiscal 1995 the Option Committees and the Board as a whole approved the grant of additional options to a substantial number of the Company's officers, directors and employees.

    CHIEF EXECUTIVE OFFICER'S COMPENSATION FOR FISCAL 1995. The Company's Chief Executive Officer is compensated in the form of an annual salary, certain benefits and, in some years, bonuses and/or stock options. For fiscal 1995, the Company's Chief Executive Officer did not receive a bonus.

    COMPENSATION OF EXECUTIVE OFFICERS. Compensation of the Company's executive officers is generally comprised of base salary, annual cash bonuses, long-term incentive compensation in the form of stock options and various benefits. See "Employment and Change of Control Agreements." In determining salaries for the executive officers in fiscal 1995, including the Chief Executive Officer and the other Named Executives, the Compensation Committee took into account individual experience and performance of its executive officers, as well as the Company's operating performance for fiscal 1995 and the attainment of planned financial and strategic objectives described above. In determining stock option grants for the Chief Executive Officer and the other Named Executives, the Option Committees evaluated a number of criteria, including the recipient's level of cash compensation, years of service with the Company, position with the Company, the number of unexercised options held by the recipient, and other factors. Specifically, the Compensation Committee and Option Committees took into consideration the attainment of the planned objectives contained in the Company's annual financial plan with special emphasis on the attainment of profit and growth targets.

    This report is submitted by the members during fiscal 1995 of the Compensation and Option Committees:

     STOCK OPTION          1992 NON-STATUTORY       1994 NON-STATUTORY          COMPENSATION
       COMMITTEE             PLAN COMMITTEE           PLAN COMMITTEE              COMMITTEE
-----------------------  -----------------------  -----------------------  -----------------------
       Sam Wyly             Dr. F. Jay Taylor        Dr. F. Jay Taylor            Sam Wyly
 Charles J. Wyly, Jr.       Richard E. Hanlon        Richard E. Hanlon      Charles J. Wyly, Jr.

COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS
    AND INSIDER PARTICIPATION

    During fiscal 1995, the members of the Compensation Committee were primarily responsible for determining executive compensation, and the members of the Option Committees made decisions related to stock option grants to executive officers and directors. The following executive officers, who also are members of the Compensation Committee and were members of the Stock Option Committee during fiscal 1995, participated in deliberations concerning executive officer compensation: Sam Wyly and Charles J. Wyly, Jr.

    Sam Wyly and Charles J. Wyly, Jr. are members of the Executive Committee and the Compensation Committee of the Company. They were members of the Stock Option Committee of the Company during fiscal 1995. Sam Wyly and Charles J. Wyly, Jr. are also executive officers and members of the Executive Committees, Stock Option Committees and Boards of Directors of Sterling Software, Inc. and Sterling Commerce, Inc. Accordingly, Sam Wyly and Charles J. Wyly, Jr. have participated in decisions related to compensation of executive officers of each of the Company, Sterling Software, Inc., and Sterling Commerce, Inc.

STOCK PERFORMANCE CHART

    The following chart compares the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock during the past five fiscal years with the cumulative total return on the Dow Jones Equity Market Index and the Dow Jones Retail--Other Specialty Index. The comparison assumes $100 was invested on the last trading day of the fiscal year ending on February 2, 1992, in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends. Dates on the following chart represent the last day of trading of the indicated fiscal year. The Company paid no dividends during such five-year period.

                               STOCK PERFORMANCE
                      COMPARISON OF FIVE YEAR TOTAL RETURN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             2/1/91     1/31/92    1/29/93    1/28/94    1/27/95    1/26/96
Michaels Stores                   100        424        711        700        737        268
DJ Equity Market Index            100        125        139        155        156        213
DJ Retail - Other Specialty       100        138        182        170        177        159

                              CERTAIN TRANSACTIONS

    Jones, Day, Reavis & Pogue, a law firm for which Michael C. French is currently a consultant, provides legal services to the Company. The Company is not charged by such firm for any time spent by Mr. French on Company matters. Jackson & Walker, L.L.P., a law firm of which Mr. French was a partner until August 1995, provided legal services to the Company in 1995. The Company was not charged by such firm for any time spent by Mr. French on Company matters.

    In connection with John H. Rittenhouse's relocation to Texas from Indiana, the Company advanced $99,506 to assist Mr. Rittenhouse in the purchase of a home in Texas pending the sale of his prior home. Mr. Rittenhouse, Vice President--Distribution, is obligated to repay that amount without interest when he completes the sale of his home in Indiana.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of the copies of such forms received by it with respect to fiscal 1995, or written representations from certain reporting persons, the Company believes that its officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities have complied with all applicable filing requirements, except that David E. Bolen inadvertently failed to timely file a Statement of Changes of Beneficial Ownership of Securities (a "Form 4") to amend a previously filed Form 4 to include shares released to him from an escrow fund established in connection with a 1994 acquisition by the Company and to correct errors in a previous report of the number of options granted to Mr. Bolen, and each of Douglas B. Sullivan, Donald R. Miller, Jr., R. Don Morris, Jack E. Bush, David E. Bolen, Rex A. Rambo, John H. Rittenhouse, and Kristen L. Magnuson inadvertently failed to timely file an Annual Statement of Beneficial Ownership covering one transaction each which transaction constituted the allocation of shares attributable to such persons under the Company's 401(k) Plan.

                              INDEPENDENT AUDITORS

    The Board of Directors has selected Ernst & Young LLP as independent auditors to examine the Company's accounts for the current fiscal year. Representatives of Ernst & Young LLP are expected to be present at the Meeting and will have the opportunity to make a statement if they desire to do so and to be available to answer appropriate questions.

                            SHAREHOLDERS' PROPOSALS

    Shareholders may submit proposals on matters appropriate for shareholder action at subsequent annual meetings of the Company consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. For such proposals to be considered in the Proxy Statement and Proxy relating to the 1997 Annual Meeting of Shareholders, such proposals must be received by the Company before June 25, 1997. Such proposals should be directed to Michaels Stores, Inc., P.O. Box 619566, DFW, Texas 75261-9566, Attn: Secretary. If, however, the 1997 Annual Meeting of Shareholders is held more than 30 days prior to the corresponding date of this Meeting, then the Company will inform its shareholders of the new date by which such proposals must be received.

                                 OTHER BUSINESS

    The Board of Directors knows of no matter other than those described herein that will be presented for consideration at the Meeting. However, should any other matters properly come before the Meeting or any adjournments thereof, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment in the interest of the Company.

                                 MISCELLANEOUS

    All costs of solicitation of Proxies will be borne by the Company. In addition to solicitation by mail, the officers and employees of the Company may solicit Proxies by telephone or personally, without additional compensation. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of Common Stock held of record by such persons, and the Company may reimburse them for their out-of-pocket expenses incurred in connection therewith. The Company has engaged Corporate Investor Communications, Inc. as proxy solicitor for approximately $6,000.

    The Annual Report to Shareholders of the Company, including financial statements for the fiscal year ended January 28, 1996, was previously sent to Shareholders. Any Shareholder presently desiring a copy of the Annual Report to Shareholders may obtain a copy without charge by contacting the Company at P.O. Box 619566, DFW, Texas 75261-9566, Attention: Corporate Communications Department or by calling the Corporate Communications Department at (972) 409-1501. The Annual Report is not to be deemed part of this Proxy Statement.

                                            By Order of the Board of Directors

                                                     MARK V. BEASLEY
                                                        SECRETARY

Irving, Texas
October 23, 1996

                                P R O X Y


                          MICHAELS STORES, INC.

         PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
         THE COMPANY FOR THE 1996 ANNUAL MEETING OF SHAREHOLDERS

          The undersigned hereby appoints R. Don Morris and Mark V. Beasley, each with power to act without the other and with full power of substitution, as Proxies to vote, as designated below, all stock of Michaels Stores, Inc. owned by the undersigned at the Annual Meeting of Shareholders to be held at the San Antonio Airport Hilton and Conference Center, 611 N.W. Loop 410, San Antonio, Texas on Friday, December 6, 1996, at 10:00 a.m., central standard time, or any adjournment thereof, upon such business as may properly come before the meeting or such adjournment.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

   Election as Directors of the three         (change of address)
   nominees listed below:                 ------------------------------------

   Richard E. Hanlon,                     ------------------------------------
   Dr. F. Jay Taylor,
   Evan A. Wyly                           ------------------------------------

                                          ------------------------------------

                                          (If your address has changed, please
                                          provide your new address above and
                                          mark the corresponding box on the
                                          reverse side of this card.)
                                                                   SEE REVERSE
                                                                       SIDE
           (Continued, and to be signed and dated, on reverse side)

/X/  Please mark your                                    SHARES IN YOUR NAME
     votes as in this
     example.


                                  WITHHOLD AUTHORITY
                                  TO VOTE ON ONE OR MORE
                   FOR            NOMINEES LISTED BELOW:

1. Election of     /  /                 /  /                     2.  In their discretion on any other matter that may properly come
   Directors                                                         before the meeting or any adjournment thereof.
   (See Reverse):




(For, except vote withheld from the following nominee(s):
______________________________________________

                                                    /  /  Change
                                                            of
                                                          Address


   Signature______________________________________________Dated___________,1996

   Signature______________________________________________Dated___________,1996

Please sign exactly as name appears hereon and mail promptly this proxy in the enclosed envelope. Joint owners should each sign. When signing as attorney, administrator, executor, guardian or trustee, please give your full title as such. If executed by corporation, the proxy should be signed by a duly authorized officer. If executed by a partnership, please sign in the partnership name by an authorized person.